EXHIBIT 11

            CONSENT OF INDEPENDENT AUDITORS



The Shareholders and Board of Trustees
The Rockland Funds Trust:

We consent to the use of our report incorporated herein
by reference and to the reference to our Firm under the
headings  "Financial Highlights" in the Prospectus  and
"Independent   Accountants"   in   the   Statement   of
Additional Information.



Milwaukee, Wisconsin
February 13, 1998